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              MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                             SERIES 1994-3
               CHEVY CHASE MASTER CREDIT CARD TRUST

RECEIVABLES

Beginning of the Month Principal Receivables:              $  2,415,982,718.32
Beginning of the Month Finance Charge Receivables:         $    113,499,383.76
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  2,529,482,102.08


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00

Additional Principal Receivables:                          $              0.00
Additional Finance Charge Receivables:                     $              0.00
Additional Total Receivables:                              $              0.00


Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  2,357,868,224.82
End of the Month Finance Charge Receivables:               $    116,379,815.30
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  2,474,248,040.12


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  2,091,484,375.00
End of the Month Seller Amount                             $    266,383,849.82
End of the Month Seller Percentage                                       11.30%


PERFORMANCE SUMMARY


End of the Month Delinquencies:                                 RECEIVABLES

   30-59 Days Delinquent                                   $     70,009,328.99
   60-89 Days Delinquent                                   $     43,321,710.24
   90+ Days Delinquent                                     $     83,284,573.56

   Total 30+ Days Delinquent                               $    196,615,612.79
   Delinquent Percentage                                                  7.95%

Defaulted Accounts During the Month                        $     20,866,521.63
Annualized Default Percentage                                            10.36%

Principal Collections                                      $    221,487,108.80
Principal Payment Rate                                                    9.17%

Total Payment Rate                                                       10.51%


INVESTED AMOUNTS





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   Class A Initial Invested Amount        $ 234,240,000.00
   Class B Initial Invested Amount        $  21,760,000.00

INITIAL INVESTED AMOUNT                                    $    256,000,000.00

   Class A Invested Amount                $  57,187,500.00
   Class B Invested Amount                $  42,500,000.00

INVESTED AMOUNT                                            $     99,687,500.00

FLOATING ALLOCATION PERCENTAGE                                            5.31%
PRINCIPAL ALLOCATION PERCENTAGE                                          20.71%


MONTHLY SERVICING FEE                                      $        213,802.08

INVESTOR DEFAULT AMOUNT                                    $      1,108,012.30


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              66.87%

   Class A Finance Charge Collections     $   1,680,447.47
   Other Amounts                          $           0.00

TOTAL CLASS A AVAILABLE FUNDS                              $      1,680,447.47


   Class A Monthly Interest               $     454,006.20
   Class A Servicing Fee                  $     142,968.75
   Class A Investor Default Amount        $     740,927.83

TOTAL CLASS A EXCESS SPREAD                                $        342,544.69


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                              33.13%

   Class B Finance Charge Collections     $     832,559.82
   Other Amounts                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        832,559.82


   Class B Monthly Interest               $     232,532.55
   Class B Servicing Fee                  $      70,833.33


TOTAL CLASS B EXCESS SPREAD                                $        529,193.94

EXCESS SPREAD --





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TOTAL EXCESS SPREAD                                        $        871,738.63


   Excess Spread Applied to Required Amount                $              0.00

   Excess Spread Applied to Class A Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                  $        367,084.47

   Excess Spread Applied to Class B Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                   $          5,291.60
   Collateral Fee

   Excess Spread Applied to Cash Collateral                $              0.00
   Account

   Excess Spread Applied to other amounts owed             $        499,362.56
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $              0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $        165,887.99


SERIES 1994-3 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $              0.00
SERIES 1994-3

   Excess Finance Charge Collections Applied to            $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to            $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to            $              0.00
   other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --




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   Base Rate (Current Month)                          7.84%
   Base Rate (Prior Month)                            8.21%
   Base Rate (Two Months Ago)                         7.91%

THREE MONTH AVERAGE BASE RATE                                             7.99%


   Portfolio Yield (Current Month)                   13.14%
   Portfolio Yield (Prior Month)                     14.72%
   Portfolio Yield (Two Months Ago)                   9.89%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.58%


PRINCIPAL COLLECTIONS --


CLASS A PRINCIPAL PERCENTAGE                                             91.50%

   Class A Principal Collections          $  30,673,255.79

CLASS B PRINCIPAL PERCENTAGE                                              8.50%

   Class B Principal Collections          $  15,196,724.45

TOTAL PRINCIPAL COLLECTIONS                                $     45,869,980.24





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount         $  28,593,750.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $     28,593,750.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $     17,276,230.24
SHARING






INVESTOR CHARGE OFFS --



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CLASS A INVESTOR CHARGE OFFS                               $              0.00

CLASS B INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount        $  12,959,375.00
   Available Cash Collateral Amount       $  12,959,375.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Payments     $           0.00
   Class B Interest Rate Cap Payments     $           0.00

TOTAL DRAW AMOUNT                                          $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00


                                CHEVY CHASE BANK, F.S.B.,
                                as Servicer


                                By:  ________________________
                                          Joel A. Friedman
                                          Senior Vice President
                                          and Controller